Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents
6.    Cash and cash equivalents

	December 31, 2024	December 31, 2023

Short-term bank deposits	510,975	2,039,952
Short-term investment	416,693	859,108
	927,668	2,899,060
Cash and Cash Equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three-months or less and with immaterial risk of change in value.
Short-term bank deposits are mainly represented by amounts to cover instant payments (PIX), cash on ATMs and client payments.
Short-term investments are mainly represented by deposits with banks with highly liquid investments with original maturities of three-months or less, with an average return of 100% of the CDI (12.15% per year as of December 31, 2024, and 11.65% per year as of December 31, 2023).